UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2012

PETROSONIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53881	98-0585718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 204, 205 – 9th Avenue SE , Calgary, AB, Canada, T2G 0R3

(Address of Principal Executive Offices)

(403) 708-7869

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01     Regulation FD Disclosure

Item 9.01     Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

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ITEM 7.01 REGULATION FD DISCLOSURE

On August 1, 2012, Petrosonic Energy, Inc. (the “Company” ) issued a press release pertaining to the closing of the acquisition announced April 20, 2102 of the patent pending SonoprocessTM Heavy Oil processing technology from Sonoro Energy Ltd. Pursuant to the terms of the Purchase Agreement with Sonoro, the Company acquired certain assets (the “Assets”) from Sonoro Energy Ltd., and has acquired Sonoro’s controlling interest in Petrosonic Albania, pursuant to a share purchase agreement, and sonic reactors, plant and equipment located in Albania.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit No.	Document Description

99.1	Press Release issued August 1, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2012	Petrosonic Energy, Inc.

	By:	/s/ Art Agolli
Art Agolli Chief Executive Officer